SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    JULY 5, 2002
                                                  --------------------



              FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA,INC.
  ----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      SOUTH CAROLINA                  0-11172                    57-0738665
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

             1230 MAIN STREET
             COLUMBIA, SOUTH CAROLINA                      29201
--------------------------------------------------------------------------------
       (Address of principal executive offices)          (Zip Code)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:      (803) 733-2659
                                                   -----------------------------

ITEM 5.  OTHER EVENTS.

     Registrant announced on July 5, 2002, that it has entered into a definitive agreement to acquire CB Financial Corp., a bank holding company headquartered in Warrenton, Georgia, which is the parent company of Citizens Bank of Warrenton. A copy of the joint press release issued by Registrant and CB Financial Corp. is attached as Exhibit 99 to this Report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (C)     The following exhibits are included with this Report.

        EXHIBIT NO.                       DESCRIPTION OF EXHIBIT
     ----------------          --------------------------------------------

           99                  Copy of joint press release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                FIRST CITIZENS BANCORPORATION
                                 OF SOUTH CAROLINA, INC.
                                         (Registrant)



DATE:  July 5, 2002             By:       /s/ Craig L. Nix
                                   ---------------------------------
                                          Craig L. Nix
                                          Chief Financial Officer